LIMITED WAIVER TO LOAN AND SECURITY AGREEMENT
LIMITED WAIVER TO LOAN AND SECURITY AGREEMENT (this “Waiver”), dated as of November 7, 2023, by and between D-WAVE QUANTUM INC., a Delaware corporation (the “Borrower”), and the Lender (as defined below) party hereto.
W I T N E S S E T H:
WHEREAS, the Borrower, D-Wave Systems Inc., a British Columbia corporation, D-Wave US Inc., a Delaware corporation, D-Wave Government Inc., a Delaware corporation, D-Wave Commercial Inc., a Delaware corporation, D-Wave International Inc., a Canadian corporation, D-Wave Quantum Solutions Inc., a Canadian corporation, Omni Circuit Boards Ltd., a British Columbia corporation, DPCM Capital, Inc., a Delaware corporation, 1372929 B.C. Ltd, a British Columbia corporation, 1372934 B.C. LTD., a British Columbia corporation, DWSI Canada Holdings ULC, a British Columbia corporation, D Wave Quantum Technologies Inc., a British Columbia corporation, and each other Person hereafter joined thereto as a guarantor (collectively or individually, as the context may dictate, the “Guarantors” and together with the Borrower, the “Loan Parties”) and PSPIB Unitas Investments II Inc., a Canadian corporation, as Collateral and as Lender (the “Lender”), are parties to that certain Loan and Security Agreement, dated as of April 13, 2023 (as amended pursuant to that certain First Amendment to Loan and Security Agreement dated as of June 16, 2023, that certain Limited Waiver and Second Amendment to Loan and Security Agreement dated as of July 13, 2023, that certain Third Amendment to Loan and Security Agreement dated as of July 20, 2023, and that certain Fourth Amendment to Loan and Security Agreement dated as of October 6, 2023 and as further amended, modified, supplemented, renewed, restated or replaced from time to time, the “Existing Loan Agreement”);
WHEREAS, Section 7.16(b)(ii) of the Loan Agreement provides that the Borrower shall not permit or cause the consolidated revenue of the Borrower and its Subsidiaries to be, for the fiscal quarter ending September 30, 2023, less than 75% of the consolidated revenue set forth in the Budget delivered for the fiscal quarter ending June 30, 2023 (the “July 2023 Budget”) with respect to the fiscal quarter ending September 30, 2023, tested at quarter-end (the “2023 Q3 Permitted Variance Covenant);
WHEREAS, in that certain Fourth Amendment to Loan and Security Agreement dated as of October 6, 2023, the Lender agreed to amend the date of delivery of the July 2023 Budget to December 31, 2023;
WHEREAS, in the absence of the July 2023 Budget, and based on the Borrower’s board-approved operating budget as of the Closing Date, the Borrower will not meet the requirements of the 2023 Q3 Permitted Variance Covenant and Lender has agreed to waive the 2023 Q3 Permitted Variance Covenant, subject to the terms and conditions hereof;
NOW THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Existing Loan Agreement.
2.Subject to the terms and conditions set forth herein, the Lender hereby waives the 2023 Q3 Permitted Variance Covenant.
3.For certainty, the waiver provided in Section 2 hereof is provided solely in respect of the 2023 Q3 Permitted Variance Covenant and no other obligation, requirement or right of the Lender under the Loan Agreement is being waived or affected and all of the terms of the Loan Agreement and all other Loan Documents shall remain in full force and effect. The

Lender expressly reserves all rights, powers and discretions which it may have under the Loan Agreement or any other Loan Document.
4.This Waiver constitutes a Loan Document for the purposes of the Loan Agreement.
5.Time is of the essence of this Waiver.
6.This Waiver will enure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.
7.This Waiver is governed by and will be construed in accordance with the laws of the State of New York. Section 15 of the Loan Agreement applies to this Waiver (mutatis mutandis).
8.This Waiver may be executed by the parties hereto in one or more counterparts, each of which shall be deemed to be an original and all of which will constitute together the one and the same agreement.

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IN WITNESS WHEREOF the parties hereto have hereunto set their hands and seals as of the day and year first above written.
BORROWER:

D-WAVE QUANTUM INC.

By:_____/s/ Alan Baratz_______________
Name:    Alan Baratz
Title:    President & CEO

    Signature Page - Waiver

LENDER:

PSPIB UNITAS INVESTMENTS II INC.

By:_____/s/ Adam Smalley__________
Name:    Adam Smalley
Title:    Authorized Signatory

By:_____/s/ Jonathan Ostrzega_______
Name:    Jonathan Ostrzega
Title:    Authorized Signatory

    Signature Page - Waiver